UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 3, 2008

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11605	95-4545390
(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) The Company has entered into a new employment agreement with Mr. Alan N. Braverman pursuant to which he has agreed to extend the term of his employment with the Company and an initial employment agreement with Mr. Kevin A. Mayer who previously served without an employment agreement.

Braverman Agreement. The new employment agreement for Mr. Braverman (the “Braverman Agreement”) was entered into on October 3, 2008 and has a stated term commencing as of October 1, 2008 and ending on the last day of the Company’s fiscal year ending on or about September 30, 2013. The Braverman Agreement took effect as of the termination of the employment agreement Mr. Braverman entered into with the Company in 2003, which expired by its terms on September 30, 2008.

Under the Braverman Agreement, Mr. Braverman continues to serve as the Senior Executive Vice President, General Counsel and Secretary of the Company. The agreement provides that Mr. Braverman will receive an annual salary of $1,100,000, commencing as of October 1, 2008 and that for each year thereafter the annual salary for Mr. Braverman will be determined by the Company in its sole discretion but shall not be less than $1,100,000. The Braverman Agreement provides that Mr. Braverman is also eligible for an annual, performance-based bonus under the Company’s applicable annual incentive plan (currently, the Company’s Management Incentive Bonus Program) and that the Compensation Committee will set a target bonus each year of not less than two times the annual base salary for Mr. Braverman expected to be in effect at the end of the applicable fiscal year. The actual amount payable to Mr. Braverman as an annual bonus will be dependent upon the achievement of performance objectives, which will be substantially the same as the objectives established under the plan for other senior executive officers of the Company. Depending on performance, the actual amount payable as an annual bonus to Mr. Braverman may be less than, greater than or equal to the stated target bonus (and could be zero).

The Braverman Agreement also provides that Mr. Braverman is entitled to participate in the Company’s equity-based long-term incentive plans and programs generally made available to senior executive officers of the Company and that for each fiscal year during the term of the agreement, Mr. Braverman will be granted a long-term incentive award having a target value of not less than two times his expected fiscal year-end annual base salary. These awards will be subject to substantially the same terms and conditions (including vesting and performance conditions) as will be established for other senior executives of the Company in accordance with the Board’s policies for the grant of equity-based awards, as in effect at the time of the award, and do not guarantee Mr. Braverman any minimum amount of compensation. The actual amounts payable to Mr. Braverman in respect of such opportunities will be determined based on the extent to which any performance conditions and/or service conditions applicable to such awards are satisfied and on the value of the Company’s stock. Accordingly, Mr. Braverman may receive compensation in respect of any such award that is greater or less than the stated target value, depending on whether, and to what extent, the applicable performance and other conditions are satisfied, and on the value of the Company’s stock.

As an inducement for Mr. Braverman to enter into the agreement, the Company awarded Mr. Braverman a one-time grant of 100,000 restricted stock units, each of which is the economic equivalent of one share of the Company’s common stock (and which will be entitled to be credited with additional restricted stock units equivalent in value to any dividends payable on the Company’s common stock). Subject to the terms and conditions of the awards, 50,000 of such restricted stock units shall vest on the second anniversary of the date of grant, and the remaining 50,000 shall vest on the fourth anniversary of the date of grant. In addition, in the event of any significant increase in planned responsibilities for Mr. Braverman by no later than September 30, 2009, the Company shall grant to Mr. Braverman an additional restricted stock unit award for 50,000 units, 25,000 of which shall be scheduled to vest on the second anniversary of the date of grant and 25,000 of which shall vest on the fourth anniversary the date of grant. Vesting of the awards is conditioned upon Mr. Braverman’s continued employment with the Company through the second or fourth anniversary dates of each such award, as applicable, except in the event of death or disability or termination of Mr. Braverman’s employment by the Company without cause or by him for good reason as described below. Vesting of the restricted stock units for both awards is also contingent upon the satisfaction of performance conditions to be established by the Compensation Committee for the purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code.

Under the Braverman Agreement, Mr. Braverman is entitled to participate in employee benefits and perquisites generally made available to senior executives of the Company.

Mr. Braverman’s employment may be terminated by the Company for “cause,” which is defined to include gross negligence, gross misconduct, willful nonfeasance or a willful material breach of the Braverman Agreement.

Mr. Braverman has the right to terminate his employment for “good reason,” which is defined as (i) a reduction in any of his base salary, annual target bonus opportunity or annual target long-term incentive award opportunity; (ii) his removal from the position of Senior Executive Vice President, General Counsel and Secretary; (iii) a material reduction in his duties and responsibilities; (iv) the assignment to him of duties that are materially inconsistent with his position or duties or that materially impair his ability to function as Senior Executive Vice President, General Counsel and Secretary or any other position in which he is then serving; (vi) relocation of his principal office to a location that is more than 50 miles outside of the greater Los Angeles area; or (vii) a material breach of any material provision of the agreement by the Company. Following a change in control of the Company, as defined in the Company’s 2005 Stock Plan, good reason also includes any event that is a triggering event as defined in the 2005 Stock Plan. A triggering event is defined to include a termination of employment by the Company other than for “cause” or a termination of employment by the participant following a reduction in position, pay or other “constructive termination.”

In the event that Mr. Braverman’s employment is terminated by the Company without “cause” or by him for “good reason”, he will be entitled to termination benefits, which include the following: (i) a lump sum payment of the base salary that would have been payable over the remaining term of the Braverman Agreement, (ii) a pro-rated bonus for the year of termination (any prior-year bonus not yet paid at time of termination is also paid), and (iii) his outstanding unvested stock options and outstanding unvested restricted stock unit awards that could vest in accordance with their scheduled vesting provisions if Mr. Braverman’s employment had continued through the remaining term of the agreement will be eligible to vest at the same time and subject to the same performance conditions as though Mr. Braverman continued in the Company’s employ, and all stock options, whether vested on date of termination or vesting thereafter as described above, shall vest and remain exercisable to the same extent as if Mr. Braverman’s employment had continued through the term of the agreement. However, the Braverman Agreement provides that, unless necessary to preserve the tax deductibility of the compensation payable in respect of restricted stock units, the Company will waive any performance conditions related to performance in future fiscal years that were imposed primarily to permit the Company to claim a tax deduction for the compensation payable in respect of such units.

To qualify for the foregoing cash severance benefit, pro-rated bonus (and prior-year bonus, if not already paid), opportunity to vest in unvested equity awards available under the Braverman Agreement and extended exercisability of stock options following an involuntary termination by the Company without cause, or a termination by Mr. Braverman for good reason, Mr. Braverman must execute a release in favor of the Company and agree to provide the Company with certain consulting services for a period of six months after his termination (or, if less, for the remaining term of the Braverman Agreement). Additionally, during the period of these consulting services, Mr. Braverman must also agree not to provide any services to entities that compete with any of the Company’s business segments.

If any payments to Mr. Braverman would be subject to excise tax as an “excess parachute payment” under federal income tax rules, the Company has agreed to pay him an additional amount to compensate for the incremental tax costs of such payments, provided that the maximum additional compensation payable to Mr. Braverman for this purpose will not exceed $2,000,000.

Mayer Agreement. The new employment agreement for Mr. Mayer (the “Mayer Agreement”) was entered into on October 6, 2008 and has a stated term commencing as of October 1, 2008 and ending on the last day of the Company’s fiscal year ending on or about September 30, 2012.

Under the Mayer Agreement, Mr. Mayer continues to serve as the Executive Vice President, Corporate Strategy. The agreement provides that Mr. Mayer will receive an annual salary of $700,000, commencing as of October 1, 2008 and that for each year thereafter the annual salary for Mr. Mayer will be determined by the Company in its sole discretion but shall not be less than $700,000. The Mayer Agreement provides that Mr. Mayer is also eligible for an annual, performance-based bonus under the Company’s applicable annual incentive plan (currently, the Company’s Management Incentive Bonus Program) and that the Compensation Committee will set a target bonus each year of not less than 125% of the annual base salary for Mr. Mayer expected to be in effect at the end of the applicable fiscal year. The actual amount payable to Mr. Mayer as an annual bonus will be dependent upon the achievement of performance objectives, which will be substantially the same as the objectives established under the plan for other senior executive officers of the Company. Depending on performance, the actual amount payable as an annual bonus to Mr. Mayer may be less than, greater than or equal to the stated target bonus (and could be zero).

The Mayer Agreement also provides that Mr. Mayer is entitled to participate in the Company’s equity-based long-term incentive plans and programs generally made available to senior executive officers of the Company. These awards will be subject to substantially the same terms and conditions (including vesting and performance conditions) as will be established for other senior executives of the Company in accordance with the Board’s policies for the grant of equity-based awards, as in effect at the time of the award. Such awards do not guarantee Mr. Mayer any minimum amount of compensation. The actual amounts payable to Mr. Mayer in respect of such opportunities will be determined based on the extent to which any performance conditions and/or service conditions applicable to such awards are satisfied and on the value of the Company’s stock. Accordingly, Mr. Mayer may receive compensation in respect of any such award that is greater or less than the stated target value, depending on whether, and to what extent, the applicable performance and other conditions are satisfied, and on the value of the Company’s stock.

Under the Mayer Agreement, Mr. Mayer is entitled to participate in employee benefits and perquisites generally made available to senior executives of the Company.

Mr. Mayer’s employment may be terminated by the Company for “cause,” which is defined to include gross negligence, gross misconduct, willful nonfeasance or a willful material breach of the Mayer Agreement.

Mr. Mayer has the right to terminate his employment for “good reason,” which is defined as (i) a reduction in his base salary or annual target bonus opportunity; (ii) his removal from the position of Executive Vice President, Corporate Strategy; (iii) a material reduction in his duties and responsibilities; (iv) the assignment to him of duties that are materially inconsistent with his position or duties or that materially impair his ability to function as Executive Vice President, Corporate Strategy or any other position in which he is then serving; (vi) relocation of his principal office to a location that is more than 50 miles outside of the greater Los Angeles area; or (vii) a material breach of any material provision of the agreement by the Company. Following a change in control of the Company, as defined in the Company’s 2005 Stock Plan, good reason also includes any event that is a triggering event as defined in the 2005 Stock Plan. A triggering event is defined to include a termination of employment by the Company other than for “cause” or a termination of employment by the participant following a reduction in position, pay or other “constructive termination.”

In the event that Mr. Mayer’s employment is terminated by the Company without “cause” or by him for “good reason”, he will be entitled to termination benefits, which include the following: (i) a lump sum payment of the base salary that would have been payable over the remaining term of the Mayer Agreement, (ii) a pro-rated bonus for the year of termination (any prior-year bonus not yet paid at time of termination is also paid), and (iii) his outstanding unvested stock options and outstanding unvested restricted stock unit awards that could vest in accordance with their scheduled vesting provisions if Mr. Mayer’s employment had continued through the remaining term of the agreement will be eligible to vest at the same time and subject to the same performance conditions as though Mr. Mayer continued in the Company’s employ, and all stock options, whether vested on date of termination or vesting thereafter as described above, shall vest and remain exercisable to the same extent as if Mr. Mayer’s employment had continued through the term of the agreement. However, the Mayer Agreement provides that, unless necessary to preserve the tax deductibility of the compensation payable in respect of restricted stock units, the Company will waive any performance conditions related to performance in future fiscal years that were imposed primarily to permit the Company to claim a tax deduction for the compensation payable in respect of such units.

To qualify for the foregoing cash severance benefit, pro-rated bonus (and prior year bonus, if not already paid), opportunity to vest in unvested equity awards available under the Mayer Agreement and extended exercisability of stock options following an involuntary termination by the Company without cause, or a termination by Mr. Mayer for good reason, Mr. Mayer must execute a release in favor of the Company and agree to provide the Company with certain consulting services for a period of six months after his termination (or, if less, for the remaining term of the Mayer Agreement). Additionally, during the period of these consulting services, Mr. Mayer must also agree not to provide any services to entities that compete with any of the Company’s business segments.

*        *        *

The Braverman Agreement and Mayer Agreement contain covenants for the benefit of the Company relating to non-competition during the term of employment, protection of the Company’s confidential information, and non-solicitation of Company employees for one year following termination of his employment for any reason.

The agreements of Mr. Braverman and Mr. Mayer are attached as Exhibits 10.1 and 10.2 respectively to this Report and are incorporated herein by reference.

Item 9.01 Exhibits

Exhibit 10.1	Employment Agreement, dated as of October 1, 2008, between the Company and Alan N. Braverman

Exhibit 10.2	Employment Agreement, dated as of October 1, 2008, between the Company and Kevin A. Mayer

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Roger J. Patterson
Roger J. Patterson Managing Vice President, Counsel Registered In-House Counsel

Dated: October 8, 2008

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